EXHIBIT 32.1

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of MCF Corporation (the “Company”) on Form 10-Q for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, D. Jonathan Merriman and John D. Hiestand, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 9, 2005

	By:	/s/ D. JONATHAN MERRIMAN
D. Jonathan Merriman
Chairman and Chief Executive Officer

	By:	/s/ JOHN D. HIESTAND
John D. Hiestand
Chief Financial Officer